UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2008
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     See Item 7.01, “Regulation FD Disclosure,” which information is incorporated herein by reference.
Item 7.01 REGULATION FD DISCLOSURE
     On October 27, 2008, Brady Corporation (the “Corporation”) made available on its website a presentation containing supplemental financial information for fiscal years 2007 and 2008 reflecting the new segment reporting that the Corporation adopted in the fourth quarter of fiscal 2008. The presentation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99.1	Presentation of Brady Corporation dated October 27, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: October 27, 2008	/s/ Thomas J. Felmer
Thomas J. Felmer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Presentation of Brady Corporation dated October 27, 2008.